Certification of Chief Executive Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Star Gold Corp. (the "Company") on Form 10-Q for the six months ended October 31, 2010,  as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lindsay Gorrill, Chief Executive Officer of the Company, certify, pursuant to 18 U,S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of2002, that:

(I) The Report fully complies with the requirements of section l3(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lindsay Gorrill

________________________________________

 Lindsay Gorrill

Chief Executive Officer

December 15, 2010

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of  2002 and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Certification of Principal Accounting Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report of Star Gold Corp. (the "Company'') on Form 10-Q for six months ended October 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report''), I, Lindsay Gorrill, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of  2002, that:

(I) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kelly Stopher

_________________________________________

 Kelly Stopher

Principal Accounting Officer

December 15, 2010

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.